SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported): June 28, 2002 (June 26, 2002)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Numbers)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

            Registrant's Telephone Number, Including Area Code:      (404) 266-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4.	Changes in Registrant's Certifying Accountant.

On June 26, 2002, the Audit Committee of the Board of Directors
of Atlantic American Corporation (the "Company") determined to end its engagement of Arthur Andersen LLP ("Andersen") as auditors and voted to engage the services of Deloitte & Touche, LLP to serve as the Company's independent auditors for the Company's 2002 fiscal year, effective immediately.

Andersen's reports on the Company's consolidated financial
statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to
Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report with respect to the
Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation
S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Andersen's letter, dated June 28, 2002, stating its agreement with such statements.

During the fiscal years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte & Touche, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items
304(a)(1)(iv) and (v) of Regulation S-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No. Exhibit Description
16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 28, 2002, regarding change in certifying accountant.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

/s/ Hilton H. Howell, Jr.
By: Hilton H. Howell, Jr. President and CEO

                          Date:    June 28, 2002

EXHIBIT INDEX

Exhibit No.           Exhibit Description
   16.1           Letter from Arthur Andersen LLP to the Securities and Exchange Commission,
                     dated June 28, 2002, regarding change in certifying accountant.

Exhibit 16.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

June 28, 2002

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner on the audits of the financial statements of this registrant for the two most recent fiscal years. This individual is no longer with Arthur Andersen LLP. We have read paragraphs 1-4 of Item 4 included in the Form 8-K, dated June 28, 2002, of Atlantic
American Corporation to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,

    /s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Copy to:

Mr. Hilton H. Howell, Jr.
President and CEO,
Atlantic American Corporation